--------------------------------------------------------------------------------
                                  ANNUAL REPORT
--------------------------------------------------------------------------------
       [Logo](R)
    NEW ENGLAND FUNDS(R)
    Where The Best Minds Meet(R)

    ---------------------------------------------------------------------

                                              New England
                                       Money Market Funds


                                        [Graphic Omitted]



-------------
JUNE 30, 1997
-------------

                                                                     AUGUST 1997
--------------------------------------------------------------------------------

-------------------------------


[Photo of Henry L.P. Schmelzer]


-------------------------------

DEAR NEW ENGLAND FUNDS SHAREHOLDER,

Spurred by bright economic prospects, the broader U.S. stock market continued its record run during the first half of the year, experiencing only short-lived setbacks along the way. These fresh gains come on top of significant increases in 1995 and 1996, leaving many investors wary of what might come next. Bond markets, meanwhile, contended with some volatility in interest rates, but have been relatively stable this year.

Building a portfolio for variable markets Investors should not abandon well-conceived financial programs for fear of a down market. Whether today's market levels are excessive -- only hindsight will tell. So you should remain patient and realistic, alert to the possibility of periodic market declines. Consultation with your financial representative should be a regular part of your planning. Your representative can help you take prudent steps to adjust your portfolio, whatever the next trend may bring.


Strategic initiatives deliver shareholder benefits Four years ago New England Funds embarked on a new strategic direction. Expressed in our corporate slogan Where The Best Minds Meet(R), this new thrust has meant improved performance for many of our funds, award-winning service and a host of behind-the-scenes enhancements designed to help our shareholders and their financial representatives.

Our sights, like yours, are focused on the long term. At the same time, we work to enhance service every day. We also keep a disciplined eye on the performance that each fund manager achieves. Through these persistent efforts we're convinced we'll merit your continued commitment and loyalty. Thank you for your confidence in New England Funds.

Sincerely,

/s/ Henry L.P. Schmelzer
    Henry L.P. Schmelzer, President

--------------------------------------------------------------------------------
                         NEW ENGLAND MONEY MARKET FUNDS
--------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED 6/30/97
--------------------------------------------------------------------------------
                                                1-YEAR       5-YEARS
                                             (CLASS A&B)    (CLASS A)
  NEW ENGLAND CASH MANAGEMENT TRUST--            4.77%        3.99%
  MONEY MARKET SERIES

  NEW ENGLAND CASH MANAGEMENT TRUST--            4.50         3.87
  U.S. GOVERNMENT SERIES

  NEW ENGLAND TAX EXEMPT                         3.20         2.78
  MONEY MARKET TRUST

Investment results in this table represent returns including reinvestment of distributions. Figures quoted above represent past performance and are not a guarantee of future results.

                                          ANNUALIZED 7-DAY YIELDS AS OF 6/30/97
--------------------------------------------------------------------------------
                                                       CLASS A & B
  NEW ENGLAND CASH MANAGEMENT TRUST--                      5.07%
  MONEY MARKET SERIES

  NEW ENGLAND CASH MANAGEMENT TRUST--                      4.66
  U.S. GOVERNMENT SERIES

  NEW ENGLAND TAX EXEMPT                                   3.69
  MONEY MARKET TRUST

Yields will fluctuate with changes in market conditions.

--------------------------------------------------------------------------------
                         NEW ENGLAND MONEY MARKET FUNDS
--------------------------------------------------------------------------------


                                QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGERS
--------------------------------------------------------------------------------

--------------------------


[Photo of Scott Nicholson]


--------------------------
           Scott Nicholson
   Back Bay Advisors, L.P.

Q. How did New England Cash Management Trust perform over the last 12 months?

New England Money Market Series and New England U.S. Government Series performed as they were intended, providing shareholders with a high degree of safety and liquidity. The Funds maintained a constant share price of $1.00* and generated competitive money market returns. For the 12 months ended June 30, 1997, the Money Market Series and the U.S. Government Series produced returns of 4.77% and 4.50%, respectively. Their respective seven-day effective yields on June 30 were 5.20% and 4.77%.

Q. What was the environment like for the Funds?

Short-term interest rates -- the chief influence on money market performance -- ended the period largely unchanged from one year ago, although they fluctuated significantly during the period. Throughout the past year, investors were concerned that stronger than expected economic growth would stimulate inflation. As a preemptive strike against inflation, the Federal Reserve Board raised the benchmark federal funds rate -- the rate at which banks may borrow money overnight -- by one-quarter percentage point to 5.5% in March 1997. DespitE these concerns, inflation has remained well contained and, with the economy slowing from its frantic first quarter pace, investors have become more sanguine about the prospects of rising prices.

*Past performance doesn't guarantee future results. Money market funds are neither insured nor guaranteed by the U.S. government. These funds seek but cannot assure a stable share price of $1.00.

--------------------------------------------------------------------------------
                         NEW ENGLAND MONEY MARKET FUNDS
--------------------------------------------------------------------------------

Q. What strategies did you use in managing the Funds?

We managed the Funds' average maturity and targeted attractive relative value among money market instruments. We sought to shorten the average maturity when interest rates were rising and lengthen it when we thought rates would decline. A shorter average maturity enables the portfolios to benefit faster from the higher-rate environment. A longer average maturity helps preserve the Funds' yield for a longer period of time. Toward the end of the period, we were investing primarily in instruments with two- to four-month maturities.


Q. What is your outlook for the coming months?

We foresee that investors' expectations about economic activity and its effect on inflation will continue to guide the direction of short-term rates. While economic growth appears to have slowed considerably in the second quarter, we are anticipating a rebound later this year. We think the magnitude of that rebound will be key to any changes in short-term rates.

--------------------------------------------------------------------------------
                         NEW ENGLAND MONEY MARKET FUNDS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

-----------------------

[Photo of John Maloney]

-----------------------
           John Maloney
Back Bay Advisors, L.P.

Q. How did New England Tax Exempt Money Market Trust perform over the last 12 months?

New England Tax Exempt Money Market Trust produced attractive returns, while providing a high degree of safety and liquidity. As of June 30, 1997, the Fund's tax exempt seven-day yield was 3.69%, equivalent to a taxable yield of 6.11% for investors in the 39.6% federal income tax bracket. On June 30, the Fund's seven-day effective yield was 3.76%, which generates a taxable yield of 6.23% for investors in the same tax bracket. Throughout the period, New England Tax Exempt Money Market Trust maintained a constant $1.00* share price.

Q. What strategies did you use in managing the Fund?

We based our strategies for managing the Fund's average maturity on our outlook for the direction of interest rates, as well as on seasonal factors that affect the tax-exempt market. Fund redemptions tend to rise in April, when individuals draw from their accounts to pay their income taxes. The heaviest issuance of new supply occurs in June, as many municipalities approach their fiscal year-ends. During this time, one-year notes are available at attractive values.

*Past performance doesn't guarantee future results. Money market funds are neither insured nor guaranteed by the U.S. government. These funds seek but cannot assure a stable share price of $1.00.

--------------------------------------------------------------------------------
                         NEW ENGLAND MONEY MARKET FUNDS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

To prepare for redemptions in April, we increased our position in variable-rate securities, whose coupons reset daily and weekly. Yields on these securities typically rise during this time of year because dealers price them cheaply as a way to avoid unwanted inventories. These holdings enabled the Fund to capture higher yields while shortening the Fund's average maturity. Shorter maturities, in turn, gave us the flexibility (in June) to invest in one-year securities, seeking the highest yields for the longest length of time. The Fund's average maturity rose from 17 days at the beginning of June to 56 days on June 30, 1997.

Q. What is your outlook for the Fund?

We expect many of the same trends that existed over the past year to continue. Economic strength in the third quarter would play an important role in the direction of interest rates. The economy appears to have slowed significantly in the second quarter, but we expect it to strengthen later in the year. Much will depend on whether the economy grows above the targets set by the Federal Reserve Board.

-------------------------------------------------------------------------------
CASH MANAGEMENT TRUST -- MONEY MARKET SERIES
-------------------------------------------------------------------------------
Investments as of June 30, 1997

INVESTMENTS--99.5% OF TOTAL NET ASSETS

  FACE
 AMOUNT         DESCRIPTION                                                   VALUE (a)
------------------------------------------------------------------------------------------
               BANKERS ACCEPTANCES--1.5%
 $  5,800,000  Dai Ichi Kangyo New York, 5.600%, 7/21/97  ..............      $  5,781,955
    5,000,000  Dai Ichi Kangyo New York, 5.600%, 7/31/97  ..............         4,976,667
                                                                              ------------
               Total Bankers Acceptances (Cost $10,758,622)  ...........        10,758,622
                                                                              ------------
               BANK NOTE--1.4%
   10,000,000  Morgan Guaranty Trust New York, 5.615%, 7/01/97 (b)  ....         9,996,607
                                                                              ------------
               Total Bank Note (Cost $9,996,607)  ......................         9,996,607
                                                                              ------------
               CERTIFICATES OF DEPOSIT--14.9%
    5,000,000  Banque Nationale de Paris, 5.700%, 7/07/97  .............         5,000,000
    5,000,000  Sanwa Bank Limited New York, 5.680%, 7/10/97  ...........         5,000,025
    5,000,000  Industrial Bank of Japan, Ltd., 5.670%, 7/11/97  ........         5,000,040
    8,000,000  Dai Ichi Kangyo Bank, 5.850%, 7/18/97  ..................         8,000,486
    5,000,000  Canadian Imperial, 5.580%, 7/21/97  .....................         4,999,897
   10,000,000  Sumitomo Bank, Ltd. New York, 5.690%, 7/24/97  ..........        10,000,064
   10,000,000  Sumitomo Bank, Ltd. New York, 5.690%, 8/01/97  ..........        10,000,086
    5,000,000  Societe Generale New York, 5.900%, 8/05/97  .............         5,000,627
   10,000,000  Sanwa Bank Limited New York, 5.690%, 8/18/97  ...........        10,000,132
    5,000,000  Bank of Tokyo Mitsubishi New York, 5.780%, 8/22/97  .....         5,000,545
    5,000,000  Societe Generale New York, 5.840%, 10/06/97  ............         5,001,049
   12,000,000  Societe Generale New York, 5.730%, 10/15/97  ............        12,003,805
    7,000,000  Deutsche Bank AG New York, 5.550%, 11/10/97  ............         6,998,701
    5,000,000  Societe Generale New York, 5.590%, 11/14/97  ............         4,992,300
    7,000,000  Banque Nationale de Paris, 5.780%, 2/04/98  .............         6,992,635
                                                                              ------------
               Total Certificates of Deposit (Cost $103,990,392)  ......       103,990,392
                                                                              ------------
               CERTIFICATES OF DEPOSIT (EURODOLLARS)--15.2%
   10,000,000  National Westminster Bank PLC, 5.690%, 7/03/97  .........         9,999,983
   12,000,000  Sanwa Bank, 5.730%, 7/31/97  ............................        12,000,099
    5,000,000  ABN Amro, 5.510%, 8/11/97  ..............................         4,999,749
   11,000,000  Bank of Tokyo Mitsubishi, 5.700%, 8/20/97  ..............        11,000,151
   10,000,000  Deutsche Bank, 6.065%, 9/12/97  .........................        10,009,134
   15,000,000  Canadian Imperial Bank Commission, 5.710%, 9/24/97  .....        14,994,848
    5,000,000  Rabobank Nederland Euro, 5.810%, 10/15/97  ..............         4,999,474
   18,000,000  Toronto Dominion Bank London, 5.870%, 11/20/97  .........        18,003,418
   12,000,000  Svenska Handelsbank, 5.870%, 12/09/97  ..................        12,001,564
    8,000,000  Lloyds Bank PLC, 6.260%, 4/16/98  .......................         8,015,669
                                                                              ------------
               Total Certificates of Deposit (Eurodollars) (Cost
                 $106,024,089) .........................................       106,024,089
                                                                              ------------

               COMMERCIAL PAPER--66.5%
               ASSET BACKED--3.0%
    7,000,000  Clipper Receivables Corp., 5.580%, 7/17/97  .............         6,982,640
    5,000,000  Clipper Receivables Corp., 5.600%, 7/29/97  .............         4,978,378
    9,000,000  Clipper Receivables Corp., 5.580%, 8/08/97  .............         8,946,990
                                                                              ------------
                                                                                20,908,008
                                                                              ------------
               AUTOMOTIVE & RELATED--10.5%
    7,500,000  General Motors Acceptance Corp., 5.400%, 7/14/97  .......         7,485,375
   10,000,000  American Honda Finance, 5.570%, 7/24/97  ................         9,964,414
   11,500,000  American Honda Finance, 5.570%, 7/25/97  ................        11,457,296
    8,000,000  American Honda Finance, 5.600%, 7/30/97  ................         7,963,911
   13,000,000  General Motors Acceptance Corp., 5.400%, 8/04/97  .......        12,933,700
    5,500,000  General Motors Acceptance Corp., 5.300%, 8/18/97  .......         5,461,133
    7,000,000  Ford Motor Credit Co., 5.280%, 8/27/97  .................         6,941,480
    7,000,000  General Motors Acceptance Corp., 5.820%, 10/28/97  ......         6,865,332
    4,500,000  Ford Motor Credit Co., 5.600%, 12/02/97  ................         4,392,200
                                                                              ------------
                                                                                73,464,841
                                                                              ------------
               BANKS--8.7%
    4,000,000  UBS Finance Delaware, Inc., 6.200%, 7/01/97  ............         4,000,000
   10,000,000  Bank of Montreal, 5.380%, 7/03/97  ......................         9,997,011
    5,000,000  Bank of Montreal, 5.630%, 7/03/97  ......................         4,998,436
    5,000,000  Societe Generale Canada, 5.640%, 7/07/97  ...............         4,995,300
    7,000,000  Bankers Trust New York Corp., 5.400%, 7/17/97  ..........         6,983,200
    4,000,000  BNP Canada, 5.400%, 7/31/97  ............................         3,982,000
    5,000,000  Bankers Trust New York Corp., 5.310%, 8/12/97  ..........         4,969,025
    7,000,000  ABN Amro Bank NV New York, 5.410%, 9/19/97  .............         6,915,844
    4,000,000  ABN Amro Bank NV New York, 5.650%, 11/03/97  ............         3,921,528
   10,000,000  BNP Canada, 5.650%, 12/10/97  ...........................         9,745,750
                                                                              ------------
                                                                                60,508,094
                                                                              ------------
               DRUGS--4.2%
    5,000,000  American Home Products Corp., 6.150%, 7/01/97  ..........         5,000,000
   10,000,000  American Home Products Corp., 5.600%, 7/16/97  ..........         9,976,667
    7,000,000  American Home Products Corp., 5.590%, 7/28/97  ..........         6,970,652
    7,000,000  American Home Products Corp., 5.650%, 8/05/97  ..........         6,961,549
                                                                              ------------
                                                                                28,908,868
                                                                              ------------
               FINANCE--19.8%
    5,000,000  Associates Corp. North America, 5.620%, 7/01/97  ........         5,000,000
    8,000,000  Heller Financial, Inc., 5.660%, 7/01/97  ................         8,000,000
    6,000,000  Transamerica Financial Group, 5.650%, 7/01/97  ..........         6,000,000
    7,000,000  General Electric Capital Corp., 5.630%, 7/09/97  ........         6,991,242
    5,000,000  Heller Financial, Inc., 5.670%, 7/10/97  ................         4,992,913
    6,000,000  Sears Roebuck Acceptance Corp., 5.570%, 7/10/97  ........         5,991,645
    5,000,000  Beneficial Corporation, 5.560%, 7/11/97  ................         4,992,278
    5,000,000  Sears Roebuck Acceptance Corp., 5.550%, 7/11/97  ........         4,992,292
    7,000,000  Avco Financial Services, Inc., 5.610%, 7/14/97  .........         6,985,819
    5,000,000  General Electric Capital Corp., 5.600%, 7/21/97  ........         4,984,444
    4,000,000  Dillard Investment Co., 5.550%, 7/23/97  ................         3,986,433
    5,000,000  Heller Financial, Inc., 5.600%, 7/23/97  ................         4,982,889
    7,000,000  Household Finance Corp., 5.560%, 7/23/97  ...............         6,976,216
    5,000,000  Heller Financial, Inc., 5.610%, 8/06/97  ................         4,971,950
    7,000,000  Transamerica Financial Group, 5.320%, 8/07/97  ..........         6,961,726
    5,000,000  Avco Financial Services, Inc., 5.620%, 8/13/97  .........         4,966,436
    8,000,000  Heller Financial, Inc., 5.610%, 8/28/97  ................         7,927,693
    7,000,000  Avco Financial Services, Inc., 5.600%, 9/03/97  .........         6,930,311
    5,000,000  Sears Roebuck Acceptance Corp., 5.650%, 10/07/97  .......         4,923,097
    5,000,000  General Electric Capital Corp., 5.720%, 10/21/97  .......         4,911,022
    5,000,000  General Electric Capital Corp., 5.600%, 10/27/97  .......         4,908,222
    5,000,000  Sears Roebuck Acceptance Corp., 5.650%, 10/30/97  .......         4,905,049
    8,000,000  General Electric Capital Corp., 5.850%, 12/31/97  .......         7,762,100
    4,000,000  General Electric Capital Corp., 5.650%, 1/06/98  ........         3,881,350
                                                                              ------------
                                                                               137,925,127
                                                                              ------------
               INSURANCE--1.4%
    5,000,000  Prudential Funding Corp., 5.550%, 7/16/97  ..............         4,988,437
    5,000,000  Prudential Funding Corp., 5.550%, 7/22/97  ..............         4,983,813
                                                                              ------------
                                                                                 9,972,250
                                                                              ------------
               LEASING--2.4%
    4,900,000  PHH Corp., 5.650%, 7/15/97  .............................         4,889,234
    5,000,000  PHH Corp., 5.670%, 7/15/97  .............................         4,988,975
    7,000,000  PHH Corp., 5.550%, 7/18/97  .............................         6,981,654
                                                                              ------------
                                                                                16,859,863
                                                                              ------------
               SECURITIES--14.4%
   10,000,000  Goldman Sachs Group, 5.320%, 7/07/97  ...................         9,991,133
   10,000,000  Lehman Brothers Holdings, Inc., 5.650%, 7/08/97  ........         9,989,014
    2,000,000  Lehman Brothers Holdings, Inc., 5.650%, 7/09/97  ........         1,997,489
    5,000,000  Morgan Stanley Group, Inc., 5.570%, 7/21/97  ............         4,984,528
    7,000,000  Lehman Brothers Holdings, Inc., 5.600%, 8/06/97  ........         6,960,800
    5,000,000  Lehman Brothers Holdings, Inc., 5.650%, 9/02/97  ........         4,950,563
    8,000,000  Lehman Brothers Holdings, Inc., 5.620%, 9/10/97  ........         7,911,329
    5,000,000  Merrill Lynch & Co., 5.450%, 9/10/97  ...................         4,946,257
    7,000,000  Merrill Lynch & Co., 5.450%, 9/11/97  ...................         6,923,700
   10,000,000  Merrill Lynch & Co., 5.700%, 9/25/97  ...................         9,863,833
    5,000,000  Merrill Lynch & Co., 5.700%, 10/01/97  ..................         4,927,167
    6,000,000  Goldman Sachs Group, 5.680%, 10/27/97  ..................         5,888,293
    6,000,000  Goldman Sachs Group, 5.680%, 11/04/97  ..................         5,880,720
    6,000,000  Goldman Sachs Group, 5.820%, 11/17/97  ..................         5,865,170
    5,000,000  Merrill Lynch & Co., 5.730%, 1/05/98  ...................         4,850,383
    5,000,000  Goldman Sachs Group, 5.800%, 1/13/98  ...................         4,842,111
                                                                              ------------
                                                                               100,772,490
                                                                              ------------
               TELECOMMUNICATION--0.7%
    5,000,000  Bell Atlantic Financial Services, 5.560%, 7/02/97  ......         4,999,228
                                                                              ------------
               TOBACCO--1.4%
    5,000,000  Philip Morris Companies, Inc., 5.530%, 7/02/97  .........         4,999,232
    5,000,000  B.A.T. Capital Corp., 5.580%, 7/22/97  ..................         4,983,725
                                                                              ------------
                                                                                 9,982,957
                                                                              ------------
               Total Commercial Paper (Cost $464,301,726)  .............       464,301,726
                                                                              ------------
               Total Investments--99.5% (Identified Cost $695,071,436)(c)      695,071,436
               Other assets less liabilities  ..........................         3,587,489
                                                                              ------------
               Total Net Assets--100% ..................................      $698,658,925
                                                                              ============

(a) See note 1a.
(b) Variable rate interest certificates are instruments whose interest rates vary with changes in a designated base rate on a specific date. This certificate resets interest daily based on the prime interest rate. The maturity date shown is the next interest reset date. The final maturity on this certificate is 2/19/98.
(c) The aggregate cost for federal income tax purposes was $695,071,436.

Percentage of Net Assets invested in obligations of foreign banks or foreign branches of U.S. Banks at June 30, 1997:
   Canada                          7.59%  Japan                     12.42%
   England                         2.58%  Netherlands                2.98%
   France                          8.26%  Sweden                     1.72%
   Germany                         2.43%  Switzerland                0.57%

                 See accompanying notes to financial statements.

-------------------------------------------------------------------------------
CASH MANAGEMENT TRUST -- U.S. GOVERNMENT SERIES
-------------------------------------------------------------------------------
Investments as of June 30, 1997

INVESTMENTS--99.0% OF TOTAL NET ASSETS

   FACE
  AMOUNT         DESCRIPTION                                                    VALUE (a)
-------------------------------------------------------------------------------------------
               U.S. GOVERNMENT--33.5%
 $  4,000,000  United States Treasury Bill, 5.140%, 11/13/97  ..........       $  3,922,900
    3,000,000  United States Treasury Bill, 5.190%, 11/13/97  ..........          2,941,613
    3,000,000  United States Treasury Bill, 5.220%, 2/05/98  ...........          2,904,735
    4,000,000  United States Treasury Bill, 5.465%, 4/02/98  ...........          3,833,014
    3,000,000  United States Treasury Bill, 5.345%, 6/25/98  ...........          2,840,095
                                                                               ------------
               Total U.S. Government (Cost $16,442,357) ................         16,442,357
                                                                               ------------
               REPURCHASE AGREEMENT--65.5%
   32,200,000  Repurchase agreement with Goldman Sachs dated 6/30/97 at
                 5.75% to be repurchased at $32,205,143 on 7/01/97
                 collateralized by $32,075,000 U.S. Treasury Bond,
                 6.875% due 8/15/25, with a value of $32,876,875
                 Total Repurchase Agreement (Cost $32,200,000) .........         32,200,000
                                                                               ------------
               Total Investments--99.0% (Identified Cost $48,642,357)(b)         48,642,357
               Other assets less liabilities  ..........................            493,595
                                                                               ------------
               Total Net Assets--100% ..................................       $ 49,135,952
                                                                               ============

(a) See Note 1a.
(b) The aggregate cost for federal income tax purposes was $48,642,357.

                 See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                         TAX EXEMPT MONEY MARKET TRUST
-------------------------------------------------------------------------------
Investments as of June 30, 1997

TAX EXEMPT OBLIGATIONS--113.4% OF TOTAL NET ASSETS

  FACE
 AMOUNT         ISSUER                                                          VALUE (a)
--------------------------------------------------------------------------------------------
                ALABAMA--3.0%
  $  2,000,000  Athens Industrial Development Board Revenue, 4.350%, (b) ..     $  2,000,000
                                                                                ------------
                ARIZONA--1.5%
     1,000,000  Arizona State Transportation Board Excise Tax, 6.800%,
                  7/01/98 .................................................        1,028,630
                                                                                ------------
                CALIFORNIA--15.3%
     3,600,000  Los Angeles Regional Airport Lease, 4.100%, (b) ...........        3,600,000
     2,000,000  Los Angeles County, 4.500%, 6/30/98 (c) ...................        2,012,480
     3,000,000  Riverside County, 4.500%, 6/30/98 .........................        3,015,810
     1,700,000  San Bernadino Multifamily, 4.250%, (b) ....................        1,700,000
                                                                                ------------
                                                                                  10,328,290
                                                                                ------------
                DISTRICT OF COLUMBIA--5.3%
     3,600,000  District of Columbia, 4.100%, (b) .........................        3,600,000
                                                                                ------------
                                                                                   3,600,000
                                                                                ------------
                FLORIDA--13.6%
       600,000  Alachua County Health Facilities Authority, 3.850%, 7/18/97          600,000
     1,000,000  Alachua County Health Facilities Authority, 3.900%, 8/11/97        1,000,000
       600,000  Alachua County Health Facilities Authority, 3.800%, 8/14/97          600,000
     1,000,000  Sarasota County Public Hospital, 3.800%, 9/19/97 ..........        1,000,000
     3,100,000  Broward County Multi Family Housing, 4.300%, (b) ..........        3,100,000
     2,900,000  Dade County Special Obligation, 4.450%, (b) (d) ...........        2,900,000
                                                                                ------------
                                                                                   9,200,000
                                                                                ------------
                HAWAII--8.4%
     2,410,000  Hawaii State Department of Budget & Finance, 4.800%, (b) ..        2,410,000
     3,300,000  Hawaii State Housing Finance & Development Corp., 4.300%, (b)      3,300,000
                                                                                ------------
                                                                                   5,710,000
                                                                                ------------
                IDAHO--1.5%
     1,000,000  Idaho State, 5.625%, 6/30/98 ..............................        1,007,150
                                                                                ------------
                ILLINOIS--21.4%
     1,000,000  Chicago, 3.650%, 2/05/98 ..................................        1,000,000
     3,000,000  Illinois Development Finance Authority Industrial Revenue,
                  4.100%, (b) .............................................        3,000,000
     3,300,000  Illinois Health Facilities Authority Revenue, 4.100%, (b) .        3,300,000
     2,500,000  Jackson/Union Counties, 4.200%, (b) .......................        2,500,000
     3,000,000  St. Charles Industrial Development Revenue, 4.200%, (b) ...        3,000,000
     1,685,000  Elmhurst Revenue, 4.300%, (b) .............................        1,685,000
                                                                                ------------
                                                                                  14,485,000
                                                                                ------------

                INDIANA--1.7%
     1,150,000  Rockport Pollution Control Revenue, 4.200%, (b) ...........        1,150,000
                                                                                ------------
                IOWA--3.5%
     2,365,000  Iowa Municipalities Workers, 4.100%, 7/01/97 ..............        2,365,000
                                                                                ------------
                KENTUCKY--5.0%
     1,200,000  Pendleton County Revenue, 3.950%, 7/01/98 .................        1,200,000
     2,200,000  Mayfield Multi City Lease, 4.300%, (b) ....................        2,200,000
                                                                                ------------
                                                                                   3,400,000
                                                                                ------------
                LOUISIANA--5.8%
       800,000  West Feliciana Parish, 4.100%, (b) ........................          800,000
     3,100,000  Louisiana Public Facilities Hospital Authority, 4.450%, (b)        3,100,000
                                                                                ------------
                                                                                   3,900,000
                                                                                ------------
                MICHIGAN--3.0%
     2,000,000  Detroit School District, 4.500%, 5/01/98 ..................        2,009,680
                                                                                ------------
                MINNESOTA--7.3%
     3,245,000  Mendota Heights Housing Mortgage Revenue, 4.450%, (b) .....        3,245,000
     1,700,000  St. Paul Housing & Redevelopment Authority, 4.450%, (b) ...        1,700,000
                                                                                ------------
                                                                                   4,945,000
                                                                                ------------
                MISSISSIPI--1.5%
     1,015,000  Tupelo Water & Sewer Revenue, 6.250%, 8/01/97 .............        1,017,171
                                                                                ------------
                NEW YORK--0.4%
       300,000  New York City, 5.500%, (b) ................................          300,000
                                                                                ------------
                OKLAHOMA--0.8%
       570,000  Norman Regional Hospital Authority Hospital, 3.850%,
                  9/01/97 .................................................          570,000
                                                                                ------------
                OREGON--3.1%
     2,100,000  Port Portland Pollution Control, 4.100%, (b) ..............        2,100,000
                                                                                ------------
                PENNSYLVANIA--4.4%
     3,000,000  Emmaus General Authority Revenue, 4.200%, (b) .............        3,000,000
                                                                                ------------
                SOUTH CAROLINA--0.1%
       100,000  Charleston County Industrial Revenue, 4.050%, (b) .........          100,000
                                                                                ------------
                TEXAS--6.4%
     1,000,000  Grapevine Industrial Development Corporation Revenue,
                  4.100%, (b) .............................................        1,000,000
     2,000,000  Texas State, 4.750%, 8/29/97 ..............................        2,002,486
     1,325,000  Nueces County Health Facilities, 4.200%, (b) ..............        1,325,000
                                                                                ------------
                                                                                   4,327,486
                                                                                ------------

                WEST VIRGINIA--0.4%
       295,000  West Virginia State, 5.000%, 11/01/97 .....................          296,058
                                                                                ------------
                Total Investments--113.4% (Identified Cost $76,839,465)(e)        76,839,465
                Other assets less liabilities .............................       (9,103,323)
                                                                                ------------
                Total Net Assets--100% ....................................     $ 67,736,142
                                                                                ============

(a)  See Note 1a.
(b)  Floating rate notes are instruments whose interest rates vary with changes in a designated base rate (such as the prime interest rate) on a specified date (such as coupon date or interest payment date). These instruments are payable on demand and are secured by letters of credit or other credit support agreements from major banks.
(c)  Purchased on a delayed delivery basis. See Note 1d.
(d)  This security is being used to collateralize the delayed delivery purchase indicated in note (c) above.
(e)  The aggregate cost for federal income tax purposes was $76,839,465.

                 See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                       STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------
June 30, 1997

                                                          CASH MANAGEMENT TRUST
                                                  --------------------------------------         TAX EXEMPT
                                                                              U. S.                 MONEY
                                                    MONEY MARKET           GOVERNMENT              MARKET
                                                       SERIES                SERIES                 TRUST
                                                  ----------------       ---------------       ---------------
ASSETS
  Investments at value
    Securities .................................      $695,071,436           $16,442,357           $76,839,465
    Repurchase Agreements ......................                --            32,200,000                    --
                                                      ------------           -----------           -----------
  Total Investments ............................       695,071,436            48,642,357            76,839,465
  Cash .........................................           273,114                29,392                33,721
  Receivable for:
    Shares of the Trust sold ...................        21,122,933               644,660                79,670
    Interest ...................................         3,282,346                 5,143               403,588
  Prepaid registration .........................             2,000                 2,000                 7,000
                                                      ------------           -----------           -----------
                                                       719,751,829            49,323,552            77,363,444
LIABILITIES
  Payable for:
    Securities purchased .......................        10,000,086                    --             9,245,120
    Shares of the Trust redeemed ...............        10,536,432                86,370               277,706
    Dividends declared .........................            34,809                   665                 2,856
  Accrued expenses:
    Management fees ............................           236,349                17,280                19,958
    Deferred trustees' fees ....................            34,637                31,592                36,269
    Accounting and administrative ..............             9,499                    --                 2,091
    Other ......................................           241,092                51,693                43,302
                                                      ------------           -----------           -----------
                                                        21,092,904               187,600             9,627,302
                                                      ------------           -----------           -----------
NET ASSETS .....................................      $698,658,925           $49,135,952           $67,736,142
                                                      ============           ===========           ===========
  Net Assets consist of:
    Capital paid in Class A shares .............      $687,503,223           $48,243,855           $67,546,356
    Capital paid in Class B shares .............        11,040,635               831,157               189,786
    Undistributed net investment income ........           118,640                60,940                    --
    Accumulated net realized losses ............           (3,573)                    --                    --
                                                      ------------           -----------           -----------
NET ASSETS .....................................      $698,658,925           $49,135,952           $67,736,142
                                                      ============           ===========           ===========
Shares of beneficial interest outstanding, no par value
    Class A shares .............................       687,503,223            48,243,855            67,546,356
    Class B shares .............................        11,040,635               831,157               189,786
                                                      ------------           -----------           -----------
Shares of beneficial interest outstanding  .....       698,543,858            49,075,012            67,736,142
                                                      ============           ===========           ===========
    Net asset value per share Class A and Class
      B shares* ................................             $1.00                 $1.00                 $1.00
                                                             =====                 =====                 =====
COST OF INVESTMENTS ............................      $695,071,436           $48,642,357           $76,839,465
                                                      ============           ===========           ===========

* Shares of the series are sold and redeemed at net asset value (net assets/shares of beneficial interest outstanding).

                 See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                       STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
Year ended June 30, 1997


                                                            CASH MANAGEMENT TRUST
                                                     ------------------------------------         TAX EXEMPT
                                                          MONEY                U. S.                MONEY
                                                         MARKET              GOVERNMENT             MARKET
                                                         SERIES                SERIES               TRUST
                                                     ---------------       --------------       --------------
INVESTMENT INCOME
  Interest ........................................      $37,472,876           $2,988,280           $2,535,660
                                                         -----------           ----------           ----------
  Expenses
    Management fees ...............................        2,825,485              236,900              273,588
    Trustees' fees  ...............................           23,874               17,537               17,337
    Accounting and administrative .................          137,144               12,059               14,230
    Custodian .....................................          118,786               33,706               39,614
    Transfer agent ................................        2,512,003              124,409              130,180
    Audit and tax services ........................           27,000               27,000               29,000
    Legal .........................................           23,144               21,790               23,144
    Printing ......................................          169,153                9,953                9,502
    Registration ..................................           60,722               52,267               34,683
    Insurance .....................................            4,169                  375                  439
    Miscellaneous .................................           58,632                7,504                5,997
                                                         -----------           ----------           ----------
  Total expenses ..................................        5,960,112              543,500              577,714
  Less - waiver of fee by investment adviser or
    distributor ...................................               --              (12,059)            (192,978)
                                                         -----------           ----------           ----------
  Net investment income ...........................       31,512,764            2,456,839            2,150,924
REALIZED GAIN (LOSS) ON INVESTMENTS
  Realized gain (loss) on Investments - net .......           (1,820)                  90                5,035
                                                         -----------           ----------           ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ........      $31,510,944           $2,456,929           $2,155,959
                                                         ===========           ==========           ==========

                 See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
June 30, 1997


                                                                     CASH MANAGEMENT TRUST
                                -----------------------------------------------------------------------------------------------
                                            MONEY MARKET SERIES                           U. S. GOVERNMENT SERIES
                                -------------------------------------------       ---------------------------------------
                                       YEAR ENDED               YEAR ENDED              YEAR ENDED             YEAR ENDED
                                        JUNE 30,                 JUNE 30,                JUNE 30,               JUNE 30,
                                          1996                     1997                    1996                   1997
                                  ----------------         ----------------        ---------------        ---------------
FROM OPERATIONS
  Net investment income ......       $  32,127,993            $  31,512,764           $  2,750,073           $  2,456,839
  Net realized gain (loss) on
    investments ..............             118,639                   (1,820)                60,941                     90
                                     -------------            -------------           ------------           ------------

  Increase in net assets from
    operations ...............          32,246,632               31,510,944              2,811,014              2,456,929
                                     -------------            -------------           ------------           ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income (a) ..         (32,127,993)             (31,392,304)            (2,750,073)            (2,395,989)
  Net realized gain on
    investments ..............              (3,574)                (118,639)                    --                (60,941)
                                     -------------            -------------           ------------           ------------
                                       (32,131,567)             (31,510,943)            (2,750,073)            (2,456,930)
                                     -------------            -------------           ------------           ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from the sale of
    shares ...................       1,049,919,978            1,265,900,028             96,446,537             95,618,455
  Net asset value of shares
    issued in connection with
    the reinvestment of
    dividends from net
    investment income and
    distributions from net
    realized gains ...........          31,392,637               30,704,669              2,691,938              2,405,190
  Cost of shares redeemed ....      (1,067,615,550)          (1,261,566,359)          (106,394,965)          (101,434,636)
                                     -------------            -------------           ------------           ------------

  Total increase (decrease) in
    net assets derived from
    capital share transactions          13,697,065               35,038,338             (7,256,490)            (3,410,991)
                                     -------------            -------------           ------------           ------------

  Total increase (decrease) in
    net assets ...............          13,812,130               35,038,339             (7,195,549)            (3,410,992)
NET ASSETS
  Beginning of the year ......         649,808,456              663,620,586             59,742,493             52,546,944
                                     -------------            -------------           ------------           ------------
  End of the year (b) ........       $ 663,620,586            $ 698,658,925           $ 52,546,944           $ 49,135,952
                                     =============            =============           ============           ============

(a) Amounts distributed include a net realized gain/(loss) of ($1,820) and $90 for the Money Market Series and U.S. Government
    Series, respectively, for the year ended June 30, 1997.
(b) Including undistributed net investment income of $118,640 and $60,940 for the Money Market Series and U.S. Government Series,
    respectively.

                 See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                 STATEMENT OF CHANGES IN NET ASSETS -- continued
-------------------------------------------------------------------------------
June 30, 1997



                                                                      TAX EXEMPT MONEY
                                                                        MARKET TRUST
                                                         ------------------------------------------
                                                            YEAR ENDED                YEAR ENDED
                                                             JUNE 30,                  JUNE 30,
                                                               1996                      1997
                                                         -----------------         ----------------
FROM OPERATIONS
  Net investment income ...............................       $  2,186,497             $  2,150,924
  Net realized gain (loss) on investments .............                (44)                   5,035
                                                             -------------            -------------
  Increase in net assets from operations ..............          2,186,453                2,155,959
                                                             -------------            -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income ...............................         (2,186,453)              (2,155,959)(a)
                                                             -------------            -------------
                                                                (2,186,453)              (2,155,959)
                                                             -------------            -------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from the sale of shares ....................         96,882,833               91,844,146
  Net asset value of shares issued in connection with
    the reinvestment of dividends from net investment
    income ............................................          2,152,160                2,121,276
  Cost of shares redeemed .............................       (101,935,023)             (91,126,563)
                                                             -------------            -------------

  Total increase (decrease) in net assets derived from
    capital share transactions ........................         (2,900,030)               2,838,859
                                                             -------------            -------------
  Total increase (decrease) in net assets .............         (2,900,030)               2,838,859
NET ASSETS
  Beginning of the year ...............................         67,797,313               64,897,283
                                                             -------------            -------------
  End of the year .....................................      $  64,897,283            $  67,736,142
                                                             =============            =============

(a) Amount distributed includes net realized gain of $5,035 for the year ended June 30, 1997.

                 See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


                                                                     FROM INVESTMENT OPERATIONS
                                                         --------------------------------------------------

                                               NET                               NET
                                              ASSET                          REALIZED AND
                                            VALUE AT            NET           UNREALIZED      TOTAL FROM
                                            BEGINNING       INVESTMENT         GAIN ON        INVESTMENT
                                             OF YEAR          INCOME         INVESTMENTS      OPERATIONS
                                          -------------  -----------------  --------------  ---------------
CASH MANAGEMENT TRUST -- MONEY MARKET SERIES
  Year Ended June 30,
    1993 .................................     $1.00            $0.0275            --            $0.0275
    1994 .................................      1.00             0.0264            --             0.0264
    1995 .................................      1.00             0.0469            --             0.0469
    1996 .................................      1.00             0.0482         $0.0002           0.0484
    1997 .................................      1.00             0.0467            --             0.0467

CASH MANAGEMENT TRUST -- U.S. GOVERNMENT SERIES
  Year Ended June 30,
    1993 .................................      1.00             0.0271            --             0.0271
    1994 .................................      1.00             0.0257            --             0.0257
    1995 .................................      1.00             0.0454            --             0.0454
    1996 .................................      1.00             0.0465          0.0010           0.0475
    1997 .................................      1.00             0.0441            --             0.0441

TAX EXEMPT MONEY MARKET TRUST
  Year Ended June 30,
    1993 .................................      1.00             0.0214            --             0.0214
    1994 .................................      1.00             0.0208            --             0.0208
    1995 .................................      1.00             0.0314            --             0.0314
    1996 .................................      1.00             0.0327            --             0.0327
    1997 .................................      1.00             0.0314          0.0001           0.0315

(a) Including net realized gain on investments.
(b) The ratio of operating expenses to average net assets without giving effect to the voluntary expense limitation and voluntary fee waiver described in Note 3 to the financial statements would have been 0.96% and 0.99% for the U.S. Government Series for the years ended June 30, 1996 and 1997, respectively, and 0.83%, 0.89%, 0.85%, 0.90% and 0.85% for the years ended June 30,
    1993, 1994, 1995, 1996, and 1997 for Tax Exempt Money Market Trust.

                 See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS -- continued
-------------------------------------------------------------------------------


         LESS DISTRIBUTIONS
--------------------------------------
                                                                                                          RATIO OF       RATIO OF
                      DISTRIBUTIONS                                                         NET           OPERATING         NET
     DIVIDENDS          FROM NET                                                          ASSETS         EXPENSES TO     INCOME TO
     FROM NET           REALIZED                        NET ASSET                         END OF           AVERAGE        AVERAGE
    INVESTMENT           CAPITAL           TOTAL        VALUE AT         TOTAL             YEAR          NET ASSETS     NET ASSETS
      INCOME              GAINS        DISTRIBUTIONS   END OF YEAR      RETURN %           (000)           (%)(b)           (%)
---------------------  ---------------  ---------------  -----------  ----------------  ---------------  ---------------  ---------

       $(0.0275)              --          $(0.0275)        $1.00             2.84          $775,914             0.79         2.78
        (0.0264)              --           (0.0264)         1.00             2.68           699,369             0.84         2.65
        (0.0469)              --           (0.0469)         1.00             4.79           649,808             0.88         4.67
        (0.0484)(a)           --           (0.0484)         1.00             4.95           663,621             0.90         4.85
        (0.0465)         $(0.0002)         (0.0467)         1.00             4.77           698,659             0.88         4.66

        (0.0271)              --           (0.0271)         1.00             2.80            64,595             0.78         2.73
        (0.0257)              --           (0.0257)         1.00             2.60            58,963             0.84         2.54
        (0.0454)              --           (0.0454)         1.00             4.64            59,742             0.92         4.53
        (0.0475)              --           (0.0475)         1.00             4.86            52,547             0.93         4.80
        (0.0431)          (0.0010)         (0.0441)         1.00             4.50            49,136             0.95         4.46

        (0.0214)              --           (0.0214)         1.00             2.20            56,555             0.56         2.14
        (0.0208)              --           (0.0208)         1.00             2.10            66,620             0.56         2.08
        (0.0314)              --           (0.0314)         1.00             3.18            67,797             0.56         3.15
        (0.0327)              --           (0.0327)         1.00             3.32            64,897             0.56         3.29
        (0.0315)(a)           --           (0.0315)         1.00             3.20            67,736             0.56         3.17

                 See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
June 30, 1997

1. SIGNIFICANT ACCOUNTING POLICIES. New England Cash Management Trust and New England Tax Exempt Money Market Trust (the "Trusts") are registered under the Investment Company Act of 1940, as amended, as diversified, open-end investment companies.

NEW ENGLAND CASH MANAGEMENT TRUST -- The Trust's Agreement and Declaration of Trust permits the issuance of an unlimited number of shares of beneficial interest, no par value, in separate Series, with shares of each Series representing interests in a separate portfolio of assets. Effective September 13, 1993, each Series began offering two classes of shares, Class A and Class B, in order to enable investors in either class of the New England Stock or Bond Funds to invest in money market shares. Class A and B shares are identical except that Class B shares may be subject to a contingent deferred sales charge upon redemption if the shares were acquired by exchange of Class B shares of a stock or bond fund. Each Series is separately managed and has its own objectives and policies. The Trust is comprised of the Money Market Series and the U.S. Government Series.

NEW ENGLAND TAX EXEMPT MONEY MARKET TRUST -- The Trust's Agreement and Declaration of Trust permits the issuance of an unlimited number of shares of beneficial interest, no par value. Effective September 13, 1993, the Trust began offering two classes of shares, Class A and Class B, in order to enable investors in either class of the New England Stock or Bond Funds to invest in money market shares. Class A and B shares are identical except that Class B shares may be subject to a contingent deferred sales charge upon redemption if the shares were acquired by exchange of Class B shares of a stock or bond fund.

The following is a summary of significant accounting policies followed by the Trusts in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. The Trusts employ the amortized cost method of security valuation as set forth in Rule 2a-7 under the Investment Company Act of 1940 which, in the opinion of the trustees of each Trust, represents the fair value of the particular security. The amortized cost of a security is determined by valuing it at original cost and thereafter accreting any discount or amortizing any premium on a straight-line basis.

B. REPURCHASE AGREEMENTS. The Trusts, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the Trusts' policy that the market value of the collateral be at least equal to 100% of the repurchase price. Back Bay Advisors, L.P. ("Back Bay Advisors") is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Trusts may be delayed or limited.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and interest income is recorded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

D. WHEN-ISSUED SECURITIES. Delivery and payment for securities purchased on a when-issued or delayed delivery basis can take place one month or more after the date of the transaction. The securities so purchased are subject to market fluctuation during this period. At June 30, 1997, the cost of delayed delivery purchase commitments for the Tax Exempt Money Market Trust amounted to $2,012,480.

E. FEDERAL INCOME TAXES. Each Series of the Cash Management Trust and the Tax Exempt Money Market Trust intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its taxable and tax exempt income. Accordingly, no provision for federal income tax has been made.

The Tax Exempt Money Market Trust has designated 100% of dividends paid from net investment income during the fiscal year as tax exempt for federal income tax purposes.

The Money Market Series and the U.S. Government Series designated distributions to shareholders of $118,639 and $60,941 respectively as long term capital gain dividends. The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar year 1997.

F. DIVIDENDS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record at the time and are paid monthly. Long term gain distributions, if any, will be made annually.

G. OTHER. Each of the Trusts invests primarily in a portfolio of money market instruments maturing in 397 days or less whose ratings are within the two highest ratings categories of a nationally recognized rating agency or, if not rated, are believed to be of comparable quality. The ability of the issuers of the securities held by the Trusts to meet their obligations may be affected by foreign economic, political and legal developments in the case of foreign banks or foreign branches or subsidiaries of U.S. banks, or domestic economic developments in a specific industry, state or region.

2. INVESTMENT TRANSACTIONS.
For the year ended June 30, 1997:

NEW ENGLAND CASH MANAGEMENT TRUST -- Purchase and sales or maturities of short-term obligations, including securities purchased subject to repurchase agreements, aggregated $5,227,880,222 and $5,224,057,238 respectively, for the Money Market Series. Purchases and sales or maturities of United States government obligations, including securities purchased subject to repurchase agreements, aggregated $7,709,852,663 and $7,714,277,752, respectively, for the U.S. Government Series.

NEW ENGLAND TAX EXEMPT MONEY MARKET TRUST -- Purchases and sales or maturities of short-term obligations aggregated $210,781,263 and $200,740,035 respectively.

3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

During the year ended June 30, 1997, the Trusts incurred management fees payable to the Trusts' investment adviser, New England Funds Management L.P. ("NEFM") and subadviser, Back Bay Advisors ("BBA"). Certain officers and directors of NEFM are also officers and trustees of the Trusts. NEFM and BBA are wholly-owned subsidiaries of New England Investment Companies, L.P. ("NEIC") which is a subsidiary of Metropolitan Life Insurance Company ("MetLife").

NEW ENGLAND CASH MANAGEMENT TRUST
Under the management agreements, each series pays to its investment adviser, NEFM, a monthly fee based on the annual percentage rates of that series, corresponding average daily net asset values set forth below.

Under the same management agreements, NEFM pays to its investment subadviser, BBA, a monthly fee based on the annual percentage rates of that series' corresponding average daily net asset values set forth below:

                                                                                     ANNUAL PERCENTAGE RATE OF
                                                                                     ADVISORY FEES PAID BY NEFM
                                                                                       TO THE SUBADVISER, BBA
                                           ANNUAL PERCENTAGE RATE OF    ----------------------------------------------------
                                             ADVISORY FEES PAID BY        CASH MANAGEMENT TRUST      CASH MANAGEMENT TRUST
                                              THE SERIES TO NEFM           MONEY MARKET SERIES      U.S. GOVERNMENT SERIES
                                         -----------------------------  -------------------------  -------------------------
the first $500 million                                .4250%                       .2050%                     .2125%
the next $500 million                                 .4000%                       .1800%                     .2000%
the next $500 million                                 .3500%                       .1600%                     .1750%
the next $500 million                                 .3000%                       .1400%                     .1500%
amounts in excess of $2 billion                       .2500%                       .1200%                     .1250%

FEES EARNED FROM MONEY MARKET SERIES

      $1,485,266      New England Funds Management, L.P.
      $1,340,219      Back Bay Advisors, L.P.

FEES EARNED FROM U.S. GOVERNMENT SERIES

      $118,450        New England Funds Management, L.P.
      $118,450        Back Bay Advisors, L.P.

NEW ENGLAND TAX EXEMPT MONEY MARKET TRUST
The Trust pays management fees to its investment adviser, NEFM, at the annual rate of 0.40% of the first $100 million of the Trust's average daily net assets and 0.30% of such assets in excess of $100 million. NEFM pays the Trust's investment subadviser, BBA, at the rate of 0.20% of the first $100 million of the Trust's average daily net assets and 0.15% of such assets in excess of $100 million. Fees earned by NEFM and Back Bay Advisors under the management agreements in effect during the year ended June 30, 1997 are as follows:

      FEES EARNED

      $136,794        New England Funds Management, L.P.
      $136,794        Back Bay Advisors, L.P.

NEFM and BBA have voluntarily agreed, until further notice, to reduce the management fee and, if necessary, to assume Trust expenses in order to limit the expenses to 0.5625 of 1% of average net assets per year. As a result of exceeding the expense limitation, management fees for the year ended June 30, 1997 were reduced by $96,489 and $96,489, respectively.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Trusts' distributor, is a wholly owned subsidiary of NEIC and performs certain accounting and administrative services for the Trusts. Each Trust reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following (i) expenses for personnel performing bookkeeping, accounting, internal auditing and financial reporting functions and clerical functions relating to the Trusts,
(ii) expenses for services required in connection with the preparation of registration statements and prospectuses, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Trusts or regulatory authorities and reports and questionnaires for SEC compliance, and (iii) registration, filing and other fees in connection with requirements of regulatory authorities. For the year ended June 30, 1997, these expenses amounted to $137,144 for the Cash Management Trust Money Market Series and $14,230 for the Tax Exempt Money Market Trust.

New England Funds has voluntarily agreed to waive accounting and administrative fees for the Cash Management Trust U.S. Government Series until further notice. As a result of this voluntary waiver, New England Funds waived its entire fee of $12,059 for the year ended June 30, 1997.

C. TRANSFER AGENT FEES. New England Funds is the transfer and shareholder servicing agent for the Trusts. For the year ended June 30, 1997, the New England Cash Management Trust Money Market Series, U.S. Government Series and Tax Exempt Money Market Trust paid $1,743,823, $83,709 and $75,898, respectively, to New England Funds as compensation for its services in that capacity.

4. TRUSTEES FEES AND EXPENSES. The Trusts do not pay any compensation to officers or trustees who are directors, officers, or employees of NEFM, NEIC, New England Funds or their affiliates, other than registered investment companies. Each disinterested trustee is compensated by each series of the Cash Management Trust and by the Tax Exempt Money Market Trust as follows:

                              MONEY MARKET    U.S. GOV'T      TAX EXEMPT MONEY
                              SERIES          SERIES          MARKET TRUST
                              ------------    ------------    ----------------
Annual Retainer               $2,062          $1,421          $1,420
Meeting Fee                   $114/meeting    $114/meeting    $114/meeting
Committee Meeting Fee         $68/meeting     $68/meeting     $68/meeting
Committee Chairman Annual
  Retainer                    $282            $26             $30

A deferred compensation plan is available to members of the boards of trustees. A trustee's participation in the plan is voluntary. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the relevant series or Trust on the normal payment date.

5. CONCENTRATION OF CREDIT. The Tax Exempt Money Market Trust had the following industry concentrations in excess of 10% on June 30, 1997 as a percentage of the Trust's total net assets: Government (23.0%), Hospitals (23.0%), and Housing (19.3%), Industrial (16.7%). The Trust also had more than 10% of its total net assets invested in California (15.3%), Florida (13.6%), Illinois (21.4%) and had more than 10% of its net assets backed by letters of credit with Sumitomo Bank (16.7%).

-------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of New England Cash Management Trust and New England Tax Exempt Money Market Trust

In our opinion, the accompanying statements of assets & liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the two series of the New England Cash Management Trust and New England Tax Exempt Money Market Trust (hereafter referred to as "the Trusts") at June 30, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trusts' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
August 8, 1997

                       GLOSSARY FOR MUTUAL FUND INVESTORS
--------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.


YIELD - The rate at which a fund pays income. Yield calculations for 30-day periods are standardized among mutual funds, based on a formula developed by the Securities and Exchange Commission.


MATURITY - Refers to the period of time before principal repayment on a bond is due. A bond fund's "average maturity" refers to the weighted average of the maturities of all the individual bonds in the portfolio.

DURATION - A measure, stated in years, of a bond's sensitivity to interest rates. Duration is a means to directly compare the volatility of different instruments. As a general rule, for every 1% move in interest rates, a bond is expected to fluctuate in value as indicated by its duration. For example, if interest rates fall by 1%, a bond with a duration of 4 years should rise in value 4%. Conversely, the bond should decline 4% if interest rates rise 1%.

TREASURIES - Negotiable debt obligations of the U.S. government, secured by its full faith and credit. the income from treasury securities is exempt from state and local income taxes, but not from federal income taxes. There are three types of Treasuries: Bills (maturity of 3-12 months), Notes (maturity of 1-10 years) and Bonds (maturity of 10-30 years).


MUNICIPAL BOND - A debt security issued by a state or municipality to finance public expenditures. interest payments are exempt from federal taxes and, in most cases, from state and local income taxes. The two main types are general obligation (GO) bonds, which are backed the full faith and credit and taxing powers of the municipality; and revenue bonds, supported by the revenues from a municipal enterprise, such as airports and toll bridges.

--------------------------------------------------------------------------------
                             REGULAR INVESTING PAYS
--------------------------------------------------------------------------------

FIVE GOOD REASONS TO INVEST REGULARLY
1. It's an easy way to build assets.
2. It's convenient and effortless.
3. It requires a low minimum to get started.
4. It can help you reach important long-term goals like financing retirement or college funding.
5. It can help you benefit from the ups and downs of the market. With Investment Builder, New England Fund's automatic investment program, you can invest as little as $100 a month in your New England fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

--------------------------------------------------------------------------------
                         THE POWER OF MONTHLY INVESTING
--------------------------------------------------------------------------------

[A line graph appears here, illustrating the hypothetical accumulation of monthly investments at an 8% annual rate of return. The data points of the graph are as follows:]

Monthly investments of $100

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                        $7,322
10                                                                      $18,079
15                                                                      $33,886
20                                                                      $57,111
25                                                                      $91,236

Monthly investments of $200

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                       $14,643
10                                                                      $36,158
15                                                                      $67,772
20                                                                     $114,222
25                                                                     $182,472

Monthly investments of $500

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                       $36,608
10                                                                      $90,396
15                                                                     $169,429
20                                                                     $285,555
25                                                                     $456,181

For illustrative purposes only. These figures represent hypothetical accumulation at an 8% annual rate of return, and are not indicative of future performance of any New England Fund. The value of a New England Fund will fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high.

You can start an Investment Builder program with your current New England Funds account. To open an Investment Builder account today, call your financial representative or New England Funds at 1-800-225-5478.

--------------------------------------------------------------------------------
                              SAVING FOR RETIREMENT
--------------------------------------------------------------------------------
AN EARLY START CAN MAKE A BIG DIFFERENCE

With today's lengthening life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. while it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulates the greater retirement nest egg? For the answer, look at the chart.

--------------------------------------------------------------------------------
                    AN EARLY START CAN MAKE A BIG DIFFERENCE
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, comparing the growth of investments made for 10 years by an investor who begins investing at age 30 to the growth of investments made for twenty-five years by an investor who begins investing at age 40. A hypothetical appreciation of 10% is assumed. The data points from the graph are as follows:]

Investor A - Begins at age 30 for 10 years:
Age                                                        Growth of Investments
30                                                                        $2,000
35                                                                       $15,431
40                                                                       $35,062
45                                                                       $90,943
55                                                                      $146,464
60                                                                      $235,882
65                                                                      $379,890


Investor B - Begins investing at age 40 for 25 years:
Age                                                        Growth of Investments
40                                                                        $2,000
45                                                                       $15,431
50                                                                       $37,062
55                                                                       $71,899
60                                                                      $128,005
65                                                                      $216,364

Assumes 10% hypothetical appreciation. For illustrative purposes only and not indicative of future performance of any New England Fund.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start.

New England Funds has prepared a number of informative retirement planning guides. Call your financial representative or New England Funds today, and ask for the guide that best fits your personal needs.

--------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

                                   STOCK FUNDS
                               Star Small Cap Fund
                                   Growth Fund
                               Star Advisers Fund
                               Capital Growth Fund
                            Growth Opportunities Fund
                                   Value Fund
                                  Balanced Fund

                            INTERNATIONAL STOCK FUNDS
                            International Equity Fund
                               Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                              Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                        Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                TAX EXEMPT FUNDS
                              Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                  Intermediate Term Tax Free Fund of California
                   Intermediate Term Tax Free Fund of New York

                               MONEY MARKET FUNDS
                              Cash Management Trust
                             -- Money Market Series
                            -- U.S. Government Series
                          Tax Exempt Money Market Trust

                    To learn more, and for a free prospectus,
                     contact your financial representative.

              VISIT OUR WORLD WIDE WEB SITE AT WWW.MUTUALFUNDS.COM

                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

      This material is authorized for distribution to prospective investors when it is preceded or
               accompanied by the Fund's current prospectus, which
                           contains information about
   distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

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Where The Best Minds Meet(R)                                      U.S. POSTAGE
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                                                                  BROCKTON, MA
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